UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2007


                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

      California                                               46-0476193
   (State or other           (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                        Identification Number)
    incorporation)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                             92590
      (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events.

On January 26, 2007, Donald A. Pitcher, EVP/Chief Financial Officer of Temecula Valley Bank and Temecula Valley Bancorp Inc. ("Company"), entered into a Trading Plan with Mr. Pitcher's broker pursuant to the provisions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Trading Plan establishes planned sales of up to 13,200 shares of the Company's common stock by Mr. Pitcher and will be implemented on or about May 23, 2007, subject to the specific provisions of the Trading Plan. Mr. Pitcher made the decision to sell Company stock in order to cover tax expenses he incurred upon the exercise of 37,000 stock options in 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: January 26, 2007                 By: /s/ STEPHEN H. WACKNITZ
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President